Exhibit 1.1

TEPPCO Partners, L.P.

6,100,000 Common Units
Representing Limited Partner Interests

Underwriting Agreement

New York, New York
May 5, 2005

Citigroup Global Markets Inc.

UBS Securities LLC

Lehman Brothers Inc.

A.G. Edwards & Sons, Inc.

Sanders Morris Harris Inc.

Wachovia Capital Markets, LLC

KeyBanc Capital Markets, a Division of McDonald Investments Inc.

As Representatives of the several Underwriters,

c/o Citigroup Global Markets Inc.

338 Greenwich Street

New York, New York 10013

c/o UBS Securities LLC

229 Park Avenue

New York, New York 10171

Ladies and Gentlemen:

TEPPCO Partners, L.P., a limited partnership organized under the laws of Delaware (the “Partnership”), proposes to issue and sell to the several underwriters named in Schedule I hereto (the “Underwriters”), for whom Citigroup Global Markets Inc. and UBS Securities LLC (the “Representatives”) are acting as representatives, 6,100,000 common units (the “Firm Units”), each representing a limited partner interest in the Partnership (“Common Units”).  The Partnership also proposes to grant to the Underwriters an option to purchase up to 915,000 additional Common Units to cover over-allotments (the “Option Units”).  The Firm Units and the Option Units, if purchased, are hereinafter collectively called the “Units.”  To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires.  Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Final Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Final Prospectus or the Prospectus, as the case may be; and any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, any Preliminary Final Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Final Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.  Certain terms used herein are defined in Section 17 hereof.

Each of (i) the Partnership, (ii) Texas Eastern Products Pipeline Company, LLC, a Delaware limited liability company and general partner of the Partnership (the “General Partner”), (iii) TEPPCO GP, Inc., a Delaware corporation and general partner of each of the Operating Partnerships (as defined below) and Jonah (as defined below) (“TEPPCO GP”), (iv) TE Products Pipeline Company, Limited Partnership, a Delaware limited partnership (“TE Products”), (v) TCTM, L.P., a Delaware limited partnership (“TCTM”), (vi) TEPPCO Midstream Companies, L.P., a Delaware limited partnership (“TEPPCO Midstream” and together with TE Products and TCTM, the “Operating Partnerships”), (vii) Jonah Gas Gathering Company, a Wyoming general partnership (“Jonah”), (viii) Val Verde Gas Gathering Company, L.P., a Delaware limited partnership (“Val Verde”), and (ix) TEPPCO NGL Pipelines, L.L.C. (“TEPPCO NGL”) are referred to collectively as the “TEPPCO Entities”.

1.                                       Representations and Warranties.  The Partnership represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1:

(a)                                  Compliance with Registration Requirements.  The Partnership meets the requirements for use of Form S-3 under the Securities Act and has prepared and filed with the Commission a registration statement (File No. 333-110207) on Form S-3, including a related base prospectus, for registration under the Securities Act of the offering and sale of the Units.  The Partnership may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you.  The Partnership will next file with the Commission one of the following: (1) after the Effective Date of such registration statement, a final prospectus supplement relating to the Units in accordance with Rules 430A and 424(b), (2) prior to the Effective Date of such registration statement, an amendment to such registration statement (including the form of final prospectus supplement) or (3) a final prospectus in accordance with Rules 415 and 424(b).  In the case of clause (1), the Partnership has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Securities Act and the rules thereunder to be included in such registration statement and the Prospectus.  As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Base Prospectus and any Preliminary Final Prospectus) as the Partnership has advised you, prior to the Execution Time, will be included or made therein.  The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

(b)                                 No Material Misstatements or Omissions.  On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed in accordance with Rule 424(b), and on the Closing Date (as defined herein) and on any date on which Option Units are purchased, if such date is not the Closing Date (a “settlement date”), the Prospectus (and any supplement thereto) will comply in all material respects with all applicable requirements of the Securities Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and did or, when filed, will contain all statements required to be stated therein in accordance with the Securities Act and the Exchange Act and the respective rules thereunder, and did or, when filed, will contain all statements required to be stated therein in accordance with the Securities Act and the Exchange Act; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Each forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) made by the Partnership in such documents, including (but not limited to) any statements with respect to future available cash or future cash distributions of the Partnership or the anticipated ratio of taxable income to distributions, was made or will be made with a reasonable basis and in good faith.  The Partnership makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance on and in conformity with information furnished in writing to the Partnership by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).  No order preventing or suspending the use of the Prospectus has been issued by the Commission.

(c)                                  Incorporated Documents.  The documents that are incorporated by reference in the Registration Statement and the Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied and will comply in all material respects with the requirements of the Exchange Act and none of such documents, as of the time each such document was filed, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference subsequent to the Closing Date or any settlement date, as the case may be, shall, when they are filed with the Commission, conform in all material respects with the requirements of the Exchange Act and will not, as of the time each such document was filed, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)                                 Capitalization.  The Partnership’s capital as of March 31, 2005 is as set forth in the Prospectus Supplement in the column entitled “Actual” under the heading “Capitalization”.  The adjustments to the Partnership’s capital as of March 31, 2005 as set forth under the column entitled “As Adjusted” represent the adjusted effects on the Partnership’s capital of the offer and sale of the Units and the application of the estimated net proceeds from such offer and sale in the manner set forth in the Prospectus Supplement under the heading “Use of Proceeds”, and the other transactions described therein.

(e)                                  Formation and Good Standing of the Partnership, the Operating Partnerships and the Subsidiary Partnerships.  Each of the Partnership, the Operating Partnerships and TEPPCO Crude Pipeline, L.P., TEPPCO Seaway L.P., TEPPCO Crude Oil, L.P. and Lubrication Services, L.P. (collectively, each of TEPPCO Crude Pipeline, L.P., TEPPCO Seaway L.P., TEPPCO Crude Oil, L.P. and Lubrication Services, L.P., the “TCTM Subsidiary Partnerships”) and Chaparral Pipeline Company, L.P., Quanah Pipeline Company, L.P., Dean Pipeline Company, L.P., Panola Pipeline Company, L.P., Val Verde and Wilcox Pipeline Company, L.P. (collectively, each of Chaparral Pipeline Company, L.P., Quanah Pipeline Company, L.P., Dean Pipeline Company, L.P., Panola Pipeline Company, L.P., Val Verde and Wilcox Pipeline Company, L.P., the “Midstream Subsidiary Partnerships” and together with the TCTM Subsidiary Partnerships, the “Subsidiary Partnerships”) has been duly formed and is, and at the Closing Date or any settlement date, as the case may be, will be, validly existing as a limited partnership in good standing under the Delaware Revised Uniform Limited Partnership Act, as amended (the “Delaware LP Act”).  Each of the Partnership, the Operating Partnerships and the Subsidiary Partnerships has, and at the Closing Date or any settlement date, as the case may be, will have, full power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business in all material respects as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement.  Each of the Partnership, the Operating Partnerships and the Subsidiary Partnerships is, and at the Closing Date or any settlement date, as the case may be, will be, duly qualified or registered and in good standing as a foreign limited partnership to transact business in each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register (i) would not, individually or in the aggregate, result in a material adverse effect on the business, properties,  condition (financial or otherwise), results of operations, earnings or prospects of the TEPPCO Entities and their subsidiaries taken as a whole or invalidate this Agreement (a “Material Adverse Effect”), or (ii) would not subject the limited partners of such partnership to any material liability or disability.  The Partnership is the sole limited partner of each of the Operating Partnerships, in each case owning a limited partner interest of 99.999%.  These limited partner interests of the Operating Partnerships have been duly authorized by the respective agreements of limited partnership of the Operating Partnerships (the “Operating Partnership Agreements”), have been validly issued in accordance with the respective Operating Partnership Agreements, are fully paid and non-assessable, except to the extent such non-assessability may be affected by Section 17-607 of the Delaware LP Act, and are the only outstanding limited partner interests of each of the Operating

Partnerships.  TCTM is the sole limited partner of TEPPCO Crude Oil, L.P. and TEPPCO Crude Pipeline, L.P., in each case with a limited partner interest of 99.99%.  TEPPCO Crude Oil, L.P. is the sole limited partner of Lubrication Services, L.P.; and TEPPCO Crude Pipeline, L.P. is the sole limited partner of TEPPCO Seaway, L.P., in each case with a limited partner interest of 99.99%, respectively.  TEPPCO Midstream is the sole limited partner of each of the Midstream Subsidiary Partnerships, in each case with a limited partner interest of 99.999%.  The limited partner interests of the Subsidiary Partnerships have been duly authorized by the respective agreements of limited partnership of the Subsidiary Partnerships (the “Subsidiary Partnership Agreements”), have been validly issued in accordance with the respective Subsidiary Partnership Agreements, are fully paid and non-assessable, except to the extent such non-assessability may be affected by Section 17-607 of the Delaware LP Act, and are the only outstanding limited partner interests of each of the Subsidiary Partnerships.  The Partnership owns such limited partner interests in the Operating Partnerships; TCTM owns such limited partner interests in TEPPCO Crude Oil, L.P. and TEPPCO Crude Pipeline, L.P.; TEPPCO Crude Oil, L.P. owns such limited partner interests in Lubrication Services, L.P.; TEPPCO Crude Pipeline, L.P. owns such limited partner interests in TEPPCO Seaway, L.P.; and TEPPCO Midstream owns such limited partner interests in the Midstream Subsidiary Partnerships, either directly or indirectly, and free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus.  TEPPCO Seaway, L.P. owns a 50% general partner interest in Seaway Crude Pipeline Company.  Such general partner interest has been duly authorized and validly issued and is owned of record free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material.  TEPPCO Midstream also owns a 99.999% general partner interest in Jonah.  Such general partner interest has been duly authorized and validly issued and is owned of record free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus.  TEPPCO Midstream is the sole member of each of TEPPCO NGL and TEPPCO Colorado, L.L.C. (“TEPPCO Colorado”), and TCTM is the sole member of TEPPCO Crude GP, LLC.  These member interests have been duly authorized and validly issued and are owned of record free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material.  Complete and correct copies, as of the date hereof, of (i) the agreement of limited partnership of the Partnership (the “Partnership Agreement”), (ii) the Operating Partnership Agreements, (iii) the Subsidiary Partnership Agreements, (iv) the agreement of limited partnership of TEPPCO Seaway, L.P. and (v) the limited liability company agreements of each of TEPPCO NGL, TEPPCO Colorado and TEPPCO Crude GP, LLC have been delivered to counsel to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or any settlement date, as the case may be.

(f)                                    Formation and Good Standing of the General Partner.  The General Partner has been duly organized and is, and at the Closing Date or any settlement date, as the case may be, will be, validly existing as a limited liability company in good standing under the Delaware Limited Liability Company Act (“Delaware LLC Act”) and has full power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business and to act as general partner of the Partnership, in each case in all material respects, as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement; and the General Partner is, and at the Closing Date or any settlement date, as the case may be, will be, duly qualified or registered and in good standing as a foreign limited liability company to transact business in each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register (i) would not result in a Material Adverse Effect, (ii) would not subject its members to any material liability or disability or (iii) would not subject any limited partner of the Partnership to any liability by reason of such failure.  The General Partner is the sole general partner of the Partnership with a general partner interest in the Partnership of 2.0%.  Such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement, and is owned of record by the General Partner, free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus.  Complete and correct copies of the certificate of formation and the limited liability company agreement of the General Partner and all amendments thereto have been delivered to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or any settlement date, as the case may be.

(g)                                 Formation and Good Standing of TEPPCO GP.  TEPPCO GP has been duly incorporated and is, and at the Closing Date or any settlement date, as the case may be, will be, validly existing as a corporation in good standing under the Delaware General Corporation Law (“DGCL”) and has full corporate power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business and to act as general partner of the Operating Partnerships, in each case in all material respects, as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement; and TEPPCO GP is, and at the Closing Date or any settlement date, as the case may be, will be, duly qualified or registered and in good standing as a foreign corporation to transact business in each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register (i) would not result in a Material Adverse Effect, (ii) would not subject its securityholders to any material liability or disability, or (iii) would not subject the Partnership, as the sole limited partner of each of the Operating Partnerships to any liability by reason of such failure.  All of the capital stock of TEPPCO GP is owned of record by the Partnership, free and clear of all liens, encumbrances, security interests, equities, charges, or claims, except as set forth in the Prospectus or as are not, individually or in the aggregate, material.  TEPPCO GP is the sole general partner of each of the Operating Partnerships and, with respect to Jonah, the sole managing general partner, in each case with a general partner interest of 0.001%.  These general partner interests have been duly authorized by the respective Operating Partnership Agreements (or, in the case of Jonah, by its agreement of general partnership), have been validly issued in accordance with the respective Operating Partnership Agreements (or, in the case of Jonah, by its agreement of general partnership), and are owned of record by TEPPCO GP, free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus.  Complete and correct copies of the certificate of incorporation and the bylaws of TEPPCO GP and all amendments thereto have been delivered to counsel to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or any settlement date, as the case may be.

(h)                                 Formation and Good Standing of TEPPCO NGL.  TEPPCO NGL has been duly organized and is, and at the Closing Date or any settlement date, as the case may be, will be, validly existing as a limited liability company in good standing under the Delaware LLC Act and has full limited liability company power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business and to act as general partner of each of the Midstream Subsidiary Partnerships, in each case in all material respects, as described in the Registration Statement and the Prospectus; and TEPPCO NGL is, and at the Closing Date or any settlement date, as the case may be, will be, duly qualified or registered and in good standing as a foreign limited liability company to transact business in each other jurisdiction in which such qualification or registration is required, whether by reason  of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register (i) would not result in a Material Adverse Effect or (ii) would not subject its members to any material liability or disability.  TEPPCO NGL is the sole general partner of each of the Midstream Subsidiary Partnerships, in each case with a general partner interest of 0.001%.  These general partner interests have been duly authorized by the respective Subsidiary Partnership Agreements, have been validly issued in accordance with the respective Subsidiary Partnership Agreements, and are owned of record by TEPPCO NGL, free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus.  Complete and correct copies of the certificate of formation and the limited liability company agreement of TEPPCO NGL and all amendments thereto have been delivered to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or any settlement date, as the case may be.

(i)                                     Formation and Good Standing of TEPPCO Crude GP, LLC.  TEPPCO Crude GP, LLC has been duly organized and is, and at the Closing Date or any settlement date, as the case may be, will be, validly existing as a limited liability company in good standing under the Delaware LLC Act and has full limited liability company power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business and to act as general partner of each of the TCTM

Subsidiary Partnerships, in each case in all material respects, as described in the Registration Statement and the Prospectus; and TEPPCO Crude GP, LLC is, and at the Closing Date or any settlement date, as the case may be, as the case may be, will be, duly qualified or registered and in good standing as a foreign limited liability company to transact business in each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register (i) would not result in a Material Adverse Effect or (ii) would not subject its members to any material liability or disability. TEPPCO Crude GP, LLC is the sole general partner of the TCTM Subsidiary Partnerships, in each case with a general partner interest of 0.01%. These general partner interests have been duly authorized by the respective Subsidiary Partnership Agreements, have been validly issued in accordance with the respective Subsidiary Partnership Agreements, and are owned of record by TEPPCO Crude GP, LLC, free and clear of all liens, encumbrances, security interests, equities, charges or claims, except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material or except as described in the Prospectus. Complete and correct copies of the certificate of formation and the limited liability company agreement of TEPPCO Crude GP, LLC and all amendments thereto have been delivered to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or any settlement date, as the case may be.

(j)                                     Formation and Good Standing of TEPPCO Colorado.  TEPPCO Colorado has been duly organized and is, and at the time of purchase or the additional time of purchase, as the case may be, will be, validly existing as a limited liability company in good standing under the Delaware LLC Act and has full limited liability company power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business, in each case in all material respects; and TEPPCO Colorado is, and at the Closing Date or any settlement date, as the case may be, will be, duly qualified or registered and in good standing as a foreign limited liability company to transact business in each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register (i) would not result in a Material Adverse Effect or (ii) would not subject its members to any material liability or disability.

(k)                                  Formation and Good Standing of Jonah.  Jonah has been duly formed and is, and at the time of purchase or the additional time of purchase, as the case may be, will be, validly existing as a general partnership in good standing under the Wyoming Uniform Partnership Act, as amended (the “Wyoming Act”).  Jonah has, and at the time of purchase or the additional time of purchase, as the case may be, will have, full partnership power and authority to conduct all the activities conducted by it, to own, lease and operate its properties and to conduct its business in all material respects as described in the Registration Statement and the Prospectus.  Jonah is not, and at the Closing Date or any settlement date, as the case may be, will not be, required to register or qualify as a foreign general partnership to transact business in any other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to register

(i) would not result in a Material Adverse Effect or (ii) would not subject the partners of such partnership to any material liability or disability.

(l)                                     Partnership Interests.  As of the date of this Agreement, the limited partners of the Partnership hold limited partner interests in the Partnership aggregating a 98% interest in the Partnership, such limited partner interests being represented by 62,998,554 Common Units. The Common Units are the only limited partner interests of the Partnership that are issued and outstanding; all of the issued and outstanding Common Units of the Partnership have been (1) duly authorized and validly issued under the Partnership Agreement and are fully paid and non-assessable, except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act, and (2) issued in compliance with all applicable federal and state laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right.

(m)                               Capitalization of the General Partner.    All of the membership interests of the General Partner are registered on its books in the name of DFI GP Holdings L.P. (formerly Enterprise GP Holdings L.P.) (“DFI”), a Delaware limited partnership, free and clear of all liens, encumbrances, security interests, equities, charges or claims except as set forth in the Prospectus or as are not individually or in the aggregate, material.

(n)                                 Absence of Defaults and Conflicts.    None of the TEPPCO Entities nor any of their subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both, would result in any breach of, or constitute a default under), the respective partnership agreement or certificate of limited partnership or limited liability company agreement or certificate or articles of incorporation or formation, or any other organizational document, as the case may be, or in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or any other evidence of indebtedness or any agreement, lease, contract or other agreement or instrument to which any of the TEPPCO Entities or any of their subsidiaries is a party or by which any of them or any of their properties is bound and the execution, delivery and performance of this Agreement and the issuance of the Units and consummation of the transactions contemplated hereby and thereby will not conflict with, or result in any breach of or constitute a default under (or constitute any event which with notice, lapse of time, or both would result in any breach of, or constitute a default under), any provisions of the respective partnership agreement or certificate of limited partnership or limited liability company agreement or articles or certificate of incorporation or formation, or any other organizational document, as the case may be, of any of the TEPPCO Entities or any of their subsidiaries or under any provision of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which any of the TEPPCO Entities or any of their subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to any of the TEPPCO Entities or any of their subsidiaries.

(o)                                 Authorization, Execution and Delivery of Agreement.    This Agreement has been duly authorized, validly executed and delivered by the Partnership, and constitutes the valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); provided, further, that the indemnity and contribution provisions contained herein may be limited by applicable law or public policy.

(p)                                 Accuracy of Disclosure.    The Common Units conform in all material respects to the descriptions thereof contained in the Registration Statement, Prospectus and Prospectus Supplement.  All legal or governmental proceedings, affiliate transactions, contracts, leases or documents of a character required to be described in the Registration Statement, the Prospectus or Prospectus Supplement or the documents incorporated by reference therein or to be filed as an exhibit thereto have been so described or filed as required.

(q)                                 Authorization of Units.    On the Closing Date, the Firm Units or the Option Units, as the case may be, and the limited partner interests represented thereby to be issued and sold by the Partnership have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable, except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act and will not be subject to any preemptive or similar right or voting or transfer restriction.

(r)                                    No Consents.    No approval, authorization, consent, order, registration, filing or qualification (“consent”) of or with any court or any national, state or local governmental or regulatory commission, board, authority, agency or body is required in connection with the offering, issuance and sale by the Partnership of the Units, the execution, delivery and performance of this Agreement by the Partnership, or the consummation by the Partnership of the transactions contemplated by this Agreement, except for (i) registration of the Units under the Securities Act which has been or will be completed, (ii) any necessary qualification under the Exchange Act and state securities or “Blue Sky” laws in connection with the purchase and distribution of the Units by the Underwriters or (iii) under the rules and regulations of the National Association of Securities Dealers, Inc. (“NASD”).

(s)                                  Absence of Restrictions on Units.    Except as set forth in the Registration Statement and the Prospectus and except for any such rights which have been effectively complied with or waived, (i) no person has the right, contractual or otherwise, to cause the Partnership to issue or sell to it any units representing limited partner interests in the Partnership, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any units representing limited partner interests in the Partnership, and (iii) no person has the right to act as an underwriter, or as a financial advisor to the Partnership, in connection with the offer and sale of the Units, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Units as contemplated thereby or otherwise; no person has the right, contractual or otherwise, to cause the Partnership to register under the Act any units representing limited partner interests in the Partnership, or to include any units representing limited partner interests in the Partnership in the Registration Statement or the offering contemplated thereby whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Units as contemplated thereby or otherwise, except for such rights as have been  complied with or waived.

(t)                                    Independent Registered Public Accountants.    KPMG LLP (“KPMG”) who have certified or shall certify the audited financial statements of the Partnership and its subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules contained or incorporated by reference into the Registration Statement, any Preliminary Final Prospectus and the Prospectus (or any amendment or supplement thereto) are independent registered public accountants with respect to the Partnership and the General Partner as required by the Securities Act and Exchange Act.

(u)                                 Permits.    Each of the TEPPCO Entities and their subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business in the manner described in the Prospectus; none of the TEPPCO Entities or their subsidiaries is in violation of, or in default under, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to any of the TEPPCO Entities or their subsidiaries, the effect of which, individually or in the aggregate, could have a Material Adverse Effect.

(v)                                 Absence of Proceedings.    Except as disclosed in the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or threatened against any of the TEPPCO Entities or their subsidiaries, or any of their respective officers is a party or of which any of their respective properties or assets is subject, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could result in a judgment, decree or order having a Material Adverse Effect or prevent consummation of the transactions contemplated hereby.

(w)                               Financial Statements.    The historical consolidated financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects, the consolidated financial position, results of operations and cash flows and changes in financial position of the Partnership and its subsidiaries as of the dates and for the periods indicated and have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied throughout the periods involved, and comply as to form with the applicable accounting requirements of the Exchange Act (except as noted therein).  The selected financial data of the Partnership set forth under the caption “Historical Summary Selected Financial and Operating Information” in the Prospectus fairly present, on the basis stated in the Prospectus, the information included therein.  The other financial and statistical information and data in the Prospectus are accurately presented and prepared on a basis consistent with the financial statements and books and records of the Partnership.  The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein.  No other financial statements or schedules of the Partnership are required by the Securities Act or the Exchange Act to be included in the Registration Statement or the Prospectus.  None of TEPPCO Entities or their subsidiaries have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement, the Prospectus or the documents incorporated by reference therein.

(x)                                   No Material Adverse Change in Business.    None of the TEPPCO Entities has sustained since the date of the latest audited financial statements included in the Registration Statement and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, otherwise than as set forth or contemplated in the Registration Statement and the Prospectus.  Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, condition (financial or otherwise), results of operations, prospects or earnings of any of the TEPPCO Entities and their subsidiaries taken as a whole, (ii) any transaction which is material to any of the TEPPCO Entities and their subsidiaries taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), which is material to the TEPPCO Entities or their subsidiaries taken as a whole, incurred by any of the TEPPCO Entities or their subsidiaries, (iv) any material change in the capital stock, equity interests or outstanding indebtedness of any of the TEPPCO Entities or their subsidiaries, (v) any dividend or distribution of any kind declared, paid or made by the Partnership, or (vi) any event that has invalidated or could invalidate the Agreement.

(y)                                 Lock-Up Agreements.    The Partnership has obtained for the benefit of the Underwriters the agreement, in the form set forth as Exhibit D hereto, of each of the General Partner’s directors and officers as set forth on Schedule III, on behalf of itself and its subsidiaries that own Common Units (collectively, the “Lock-Up Agreements”); the Partnership will not release or purport to release any person from any Lock-Up Agreement without the prior written consent of Citigroup Global Markets Inc. and UBS Securities LLC.

(z)                                   Investment Company/Public Utility Holding Company.    None of the TEPPCO Entities nor any of their subsidiaries is now, and after sale of the Units to be sold by the Partnership hereunder and application of the net proceeds from such sale as described in the Prospectus under the caption “Use of Proceeds” will be, (i) an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” within the meaning of the Investment

Company Act of 1940, as amended, or (ii) a “public utility company,” “holding company” or a “subsidiary company” of a “holding company” under the Public Utility Holding Company Act of 1935, as amended.

(aa)                            Statistical and Market Data.    Any statistical and market-related data included in the Prospectus and the Registration Statement are based on or derived from sources that the Partnership believes to be reliable and accurate, and the Partnership has obtained the written consent to the use of such data from such sources to the extent the General Partner believes is required.

(bb)                          No Stabilization.    None of the TEPPCO Entities, nor any of their directors, officers or controlling person has taken, directly or indirectly, any action designed to or that would constitute or that could reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

(cc)                            Foreign Corrupt Practices Act.    None of the TEPPCO Entities nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of any of the TEPPCO Entities or their subsidiaries, is aware of or has taken any action, directly or indirectly, that would result in a violation by any of the foregoing of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the TEPPCO Entities and their subsidiaries, and to the knowledge of the Partnership, its and the affiliates of the TEPPCO Entities and their subsidiaries, have conducted their businesses in compliance with the FCPA and have instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance thereunder.

(dd)                          Intellectual Property.    Each of the TEPPCO Entities and their subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, service mark registrations, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on their respective businesses now operated by them, and none of the TEPPCO Entities nor any of their subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of any of the TEPPCO Entities or their subsidiaries, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

(ee)                            No Labor Dispute.    No labor problem or dispute with the employees of any of the TEPPCO Entities exists or, to the knowledge of any of the TEPPCO Entities, is imminent or threatened, and none of the TEPPCO Entities has any actual knowledge of an existing, imminent or threatened labor disturbance by the employees of any of its, or any of its affiliates’, principal suppliers, manufacturers, customers or contractors, which, in either case, could reasonably be expected to result in a Material Adverse Effect.  Each of the TEPPCO Entities and their subsidiaries is in compliance with all federal, state and local employment labor laws, including, but not limited to, laws relating to non-discrimination in hiring, promotion and pay of employees, except for any noncompliance that could not reasonably be expected to result in a Material Adverse Effect.

(ff)                                Benefit Plans.    With respect to each employee benefit plan, program and arrangement (including, without limitation, any “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) maintained or contributed to by any of the TEPPCO Entities or their subsidiaries, or with respect to which any of the TEPPCO Entities could incur any liability under ERISA (collectively, the “Benefit Plans”), no event has occurred and, to the best knowledge of each of the TEPPCO Entities or their subsidiaries, there exists no condition or set of circumstances, in connection with which any of the TEPPCO Entities or their subsidiaries could be subject to any liability under the terms of such Benefit Plans, applicable law (including, without limitation, ERISA and the Internal Revenue Code of 1986, as amended) or any applicable agreement that could have a Material Adverse Effect.

(gg)                          Environmental Compliance.    Each of the TEPPCO Entities and their subsidiaries is (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) (“Environmental Laws”), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or other approvals would not, individually or in the aggregate, result in a Material Adverse Effect.  The term “Hazardous Material” means (A) any “hazardous substance” as defined by the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (“CERCLA”), (B) any “hazardous waste” as defined by the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous, or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.  Except as set forth in the Prospectus, none of the TEPPCO Entities nor their subsidiaries has been named as a “potentially responsible party” under CERCLA.

In the ordinary course of its business, the Partnership conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the TEPPCO Entities and their subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). Except as set forth in the Registration Statement and the Prospectus, there are no costs and liabilities associated with or arising in connection with Environmental Laws as currently in effect (including without limitation, costs of compliance therewith) which would, singly or in the aggregate, have a Material Adverse Effect.

(hh)                          Title to Properties.    Each of the TEPPCO Entities and their subsidiaries have satisfactory and marketable title to all properties and assets owned by such entities, in each case free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (i) are described in the Prospectus or (ii) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by such entities; and all such leases and subleases material to the business of such entities, and under which such entities hold properties described in the Prospectus, are in full force and effect, and none of such entities has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of such entities under any of the leases or subleases mentioned above, or affecting or questioning the rights of such entities to the continued possession of the leased or subleased premises under any such lease or sublease.

(ii)                                  Right-of-Way.    Each of the TEPPCO Entities has such consents, easements, rights-of-way or licenses from any person (“rights-of-way”) as are necessary to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus and except for such rights-of-way the failure of which to have obtained would not have, individually or in the aggregate, a Material Adverse Effect; each of the TEPPCO Entities has fulfilled and performed all its material obligations with respect to such rights-of-way and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or would results in any impairment of the rights of the holder of any such rights-of-way, except for such revocations and assets owned by such entities, in each case free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (1) are described in the Prospectus or (ii) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by such entities; terminations and impairments that will not have a Material Adverse Effect, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, non of such rights-of-way contains any restriction that is materially burdensome to the TEPPCO Entities, taken as a whole.

(jj)                                  Disclosure.    Neither this Agreement, the Registration Statement, nor any other document, certificate or instrument delivered to the Underwriters by or on behalf of the Partnership in connection with the transactions contemplated by this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading. There is no fact known to the Partnership or the General Partner which would result in a Material Adverse Effect or in the future may (so far as the Partnership can now foresee) result in a Material Adverse Effect which has not been set forth or referred to in this Agreement or the Registration Statement.

(kk)                            Significant Subsidiaries.    The subsidiaries listed on Schedule II attached hereto are the only significant subsidiaries of the Partnership as defined by Rule 1-02 of Regulation S-X.

(ll)                                  Registration Rights.    No holder of securities of the Partnership has rights to the registration of any securities of the Partnership because of the filing of the Registration Statement that have not been waived.

(mm)                      Officers’ Certificates.    Any certificate signed on behalf of the Partnership or the General Partner by any President or Vice President of the General Partner and delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by each of the TEPPCO Entities to each Underwriter as to the matters covered thereby.

(nn)                          NASD Affiliations.    To the Partnership’s knowledge after due inquiry, there are no affiliations or associations between any member of the National Association of Securities Dealers, Inc. and any of the Partnership or General Partner’s officers, directors or securityholders, except as set forth in the Registration Statement and the Prospectus.

(oo)                          Internal Accounting Controls.    Each of the TEPPCO Entities and their subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(pp)                          Related Party Transactions.    No relationship, direct or indirect, exists between or among the TEPPCO Entities on the one hand, and the directors, officers, partners, customers or suppliers of the General Partner and its affiliates (other than the TEPPCO Entities) on the other hand, which is required to be described in the Prospectus which is not so described.

(qq)                          Tax Returns.    Each of the TEPPCO Entities has filed all foreign, federal, state and local income and franchise tax returns that are required by law to be filed by them through the date hereof, which returns are complete and correct in all material respects, or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and have paid all taxes, assessments and other governmental charges as required to be paid, including any interest, additions to tax or penalties applicable thereto, levied upon them or any of their properties, assets, income or franchises which are due and payable, other than (i) those which are not past due or are presently being contested in good faith by appropriate proceedings diligently conducted for which such reserves or other appropriate provisions, if any, as shall be required by GAAP have been made and (ii) with respect to state and local taxes such as will not result in a Material Adverse Effect.  There are no tax returns of any of the TEPPCO Entities that are currently being audited by state, local or federal taxing authorities or agencies (and with respect to which any of the TEPPCO Entities has received notice), where the findings of such audit, if adversely determined, would result in a Material Adverse Effect.

(rr)                                Insurance.    Each of the TEPPCO Entities and their subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are reasonably adequate and customary in the businesses in which they are engaged; no TEPPCO Entity or any of its subsidiaries has received written notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance; all policies of insurance insuring the TEPPCO Entities and their subsidiaries or their respective businesses, assets, employees, officers and directors are outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date and any settlement date, as the case may be; the TEPPCO Entities and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the TEPPCO Entities or any of their subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the TEPPCO Entities nor any of their subsidiaries has been refused any insurance coverage sought or applied for; and the Partnership has no reason to believe that it will not be able to renew its existing insurance coverage for the TEPPCO Entities and their subsidiaries as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

(ss)                            Absence of Notice.  None of the TEPPCO Entities nor any of their subsidiaries have sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statement or any document incorporated by reference therein, and no such termination or non-renewal has been threatened by the Partnership or, to the knowledge of the Partnership after due inquiry, any other party to any such contract or agreement, which termination or non-renewal would have a Material Adverse Effect.

(tt)                                NYSE Listing.    The Units have been approved for listing on the New York Stock Exchange (“NYSE”), subject only to official notice of issuance.

(uu)                          Sarbanes-Oxley Act.    There is and has been no failure on the part of the Partnership and any of the General Partner’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Section 302 and 906 related to certifications.

(vv)                          Prohibition on Dividends and Distributions.    No subsidiary of the Partnership is currently prohibited, directly or indirectly, from paying any dividends or distributions to the Partnership, from making any other distribution on such subsidiary’s equity securities, from repaying to the Partnership any loans or advances to such subsidiary from the Partnership or from transferring any of such subsidiary’s property or assets to the Partnership or any other subsidiary of the Partnership, except as described in or contemplated by the Prospectus (exclusive of any supplement thereto).

(ww)                      Partnership Agreements.    The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms, and each of the Operating Partnership Agreements and Subsidiary Partnership Agreements has been duly authorized, executed and delivered by the parties thereto and is a valid and legally binding agreement of the parties thereto, enforceable against the parties thereto in accordance with its terms, except as the enforceability of such agreements may be affected by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and general equitable principles.

(xx)                              Disclosure Controls.    The Partnership has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 and 15d-14 under the Exchange Act) which (i) are designed to ensure that material information relating to the Partnership, including its consolidated subsidiaries, is made known to the General Partner’s Chief Executive Officer and its Chief Financial Officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as of the end of the period covered by the Partnership’s most recent annual or quarterly report filed with the Commission; and (iii) are effective in achieving reasonable assurance that the Partnership’s desired control objectives as described in Item 4 of the Partnership’s Quarterly Report on Form 10-Q for the period ended March 31, 2005 (“First Quarter 2005 Report”) have been met.

(yy)                          No Deficiency in Internal Controls.    Based on the evaluation of its disclosure controls and procedures conducted in connection with the preparation and filing of the First Quarter 2005 Report, the Partnership is not aware of (i) any significant deficiency or material weakness in the design or operation of its internal controls over financial reporting that are likely to adversely affect the Partnership’s ability to record, process, summarize and report financial data; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Partnership’s internal controls over financial reporting.

(zz)                              No Changes in Internal Controls.    There were no significant changes in the Partnership’s internal controls over financial reporting that occurred during the first quarter of 2005 that materially affected or are reasonably likely to materially affect the Partnership’s internal controls over financial reporting.

(aaa)                      Personal Loans.    There are no outstanding extensions of credit in the form of a personal loan made, directly or indirectly, by the Partnership to any director or executive officer of the General Partner, or to any family member or affiliate of any director or executive officer of the General Partner.

Any certificate signed by any officer of the TEPPCO Entities and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by the TEPPCO Entities, as to matters covered thereby, to each Underwriter.

2.                                       Purchase and Sale.    (a)    Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Partnership agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Partnership, at a purchase price of $40.08 per Unit, the amount of the Firm Units set forth opposite such Underwriter’s name in Schedule I hereto.

(b)                                 Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Partnership hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 915,000 Option Units at the same purchase price per Unit as the Underwriters shall pay for the Firm Units.  Said option may be exercised only to cover over-allotments in the sale of the Firm Units by the Underwriters.  Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Partnership setting forth the number of Units of the Option Units as to which the several Underwriters are exercising the option and the settlement date.  The number of Option Units to be purchased by each Underwriter shall be the same percentage of the total number of Units of the Option Units to be purchased by the several Underwriters as such Underwriter is purchasing of the Firm Units, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

3.                                       Delivery and Payment.    Delivery of and payment for the Firm Units and the Option Units (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on May 11, 2005 or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives and the Partnership or as provided in Section 9 hereof (such date and time of delivery and payment for the Units being herein called the “Closing Date”).  Delivery of the Firm Units shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Partnership by wire transfer payable in same-day funds to an account specified by the Partnership.  Delivery of the Firm Units and the Option Units shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.  Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.

If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Partnership will deliver the Option Units (at the expense of the Partnership) to the Representatives, at 388 Greenwich Street, New York, New York on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Partnership by wire transfer payable in same-day funds to an account specified by the Partnership.  If settlement for the Option Units occurs after the Closing Date, the Partnership will deliver to the Representatives on the settlement date for the Option Units, and the obligation of the Underwriters to purchase the Option Units shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

4.                                       Offering of Units by Underwriters.    It is understood that the several Underwriters propose to offer the Units for sale to the public as set forth in the Prospectus.

5.                                       Further Agreements of the Partnership.    The Partnership hereby agrees with each Underwriter that:

(a)                                  Preparation of Prospectus and Registration Statement.    The Partnership will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective.  Prior to the termination of the offering of the Units, the Partnership will not file any amendment of the Registration Statement or supplement (including the Prospectus or any Preliminary Final Prospectus) to the Base Prospectus or any Rule 462(b) Registration Statement unless the Partnership has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object.  Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Partnership will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing.  The Partnership will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Units, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Partnership of any notification with respect to the suspension of the qualification of the Units for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose.  The Partnership will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

(b)                                 Filing of Amendment or Supplement.    If, at any time when a prospectus relating to the Units is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act or the Exchange Act or the respective rules thereunder, the Partnership promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

(c)                                  Earnings Statement.    As soon as practicable, the Partnership will make generally available to its unitholders and to the Representatives an earnings statement or statements of the Partnership and its subsidiaries which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

(d)                                 Signed Copies of the Registration Statement.    The Partnership will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act, as many copies of each Preliminary Final Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request.  The Partnership will pay the expenses of printing or other production of all documents relating to the offering.

(e)                                  Copies of Reports.    The Partnership will, for a period of three years from the Closing Date, furnish or make available via the Commission’s Electronic Data Gathering, Analysis and Retrieval (EDGAR) System to the Underwriters a copy of each annual report, quarterly report, current report and all other documents, reports and information furnished by the Partnership to holders of Units (excluding any periodic income tax reporting materials) or filed with any security exchange or market pursuant to the requirements of such exchange or market or with the Commission pursuant to the Securities Act or the Exchange Act.

(f)                                    Qualification of Units.    The Partnership will arrange, if necessary, for the qualification of the Units for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the NASD, in connection with its review of the offering; provided that in no event shall the Partnership be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Units, in any jurisdiction where it is not now so subject.

(g)                                 Lock-Up Period; Lock-Up Letter.    The Partnership will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Partnership or any affiliate controlled by the Partnership or the General Partner or any person in privity with the Partnership or any affiliate of the Partnership), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other Common Units or any securities convertible into, or exercisable, or exchangeable for, Common Units; or publicly announce an intention to effect any such transaction for a period of 60 days following the Execution Time (“Lock-Up Period”), provided, however, that the Partnership may issue and sell Common Units (or options, warrants or convertible securities in respect thereof) pursuant to (i) the registration of the Common Units and sales to the Underwriters pursuant to this Agreement, (ii) the issuance of employee options not exercisable during the Lock-Up Period pursuant to option plans described in the Registration Statement and the Prospectus and (iii) issuances of Common Units upon the exercise of options or warrants disclosed as outstanding in the Registration Statement and Prospectus.

(h)                                 Expenses.    The Partnership agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Units and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of printing and distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), each Preliminary Final Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement, any underwriting and selling group documents and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (e) the filing fees incident to securing the review, if applicable, by the NASD of the terms of sale of the Units; (f) any applicable listing or other similar fees; (g) any fees payable to investment rating agencies with respect to the Units; (h) the fees and expenses of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (i) the cost of printing certificates representing the Units; (j) the costs and charges of any transfer agent or registrar; (k) the costs and expenses of the Partnership relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Units, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the

Partnership, travel and lodging expenses of the representatives and officers of the Partnership and any such consultants; and (k) all other costs and expenses incident to the performance of the obligations of the Partnership under this Agreement; provided that, except as provided in this Section 5 and in Section 7 hereof, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Units which they may sell and the expenses of advertising any offering of the Units made by the Underwriters.

(i)                                     Use of Proceeds.    The Partnership will use the net proceeds received by them from the sale of the Units in the manner specified in the Prospectus under “Use of Proceeds.”

(j)                                     Investment Company.    The Partnership will take such steps as shall be necessary to ensure that none of the TEPPCO Entities nor any of their subsidiaries shall become an “investment company” as defined in the Investment Company Act of 1940, as amended and the rules and regulations of the Commission thereunder.

(k)                                  Compliance.    The Partnership will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and to use its best efforts to cause the General Partner’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

(l)                                     Stabilization.    The Partnership will not take, directly or indirectly, any action designed to or that would result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

(m)                               Statements.                                  The Partnership will timely file any financial statements required by Rule 3-05(b)(2) of Regulation S-X.

6.                                       Conditions to the Obligations of the Underwriters.    The obligations of the Underwriters to purchase the Firm Units and the Option Units, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the TEPPCO Entities on the date hereof and on the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Partnership and the officers of the General Partner made in any certificates delivered pursuant to the provisions hereof, to the performance by the Partnership of its obligations hereunder and to the following additional conditions:

(a)                                  If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the

Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

(b)                                 All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Units and the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Partnership shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(c)                                  The Partnership shall have requested and caused (i) Fulbright & Jaworski L.L.P., counsel for the Partnership, to have furnished to the Representatives their opinion addressed to the Underwriters and dated the Closing Date, as set forth in Exhibit A and (ii) James C. Ruth, general counsel of the Partnership, to have furnished to the Representatives his opinion addressed to the Underwriters and dated the Closing Date, as set forth in Exhibit B, with reproduced copies of each for the other Underwriters and each in a form satisfactory to Vinson & Elkins LLP, counsel for the Underwriters.

(d)                                 The Representatives shall have received from Vinson & Elkins LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, as applicable, and addressed to the Representatives, with respect to the issuance and sale of the Units, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Partnership shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(e)                                  The Partnership shall have requested and caused KPMG LLP to have furnished to the Representatives, at the Execution Time and as of the Closing Date, letters (which may refer to letters previously delivered to one or more of the Representatives), dated respectively as of the Execution Time and as of the Closing Date or any settlement date, in form and substance satisfactory to the Representatives, to the effect set forth in Exhibit C hereto.

(f)                                    The Partnership shall have furnished to the Representatives a certificate, dated the Closing Date, of the chief executive officer and the chief financial officer of its general partner, in its capacity as the general partner of the Partnership, stating that such officers have carefully examined the Registration Statement, the Prospectus, and any supplements to the Prospectus and this Agreement and that:

(i)                                     the representations and warranties of the Partnership in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Partnership has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii)                                  no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Partnership knowledge, threatened; and

(iii)                               since the date of the most recent financial statements included or incorporated by reference in the Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Partnership and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

(g)                                 If any event shall have occurred on or prior to such Closing Date that requires the Partnership under Section 5(b) to prepare an amendment or supplement to the Prospectus, such amendment or supplement shall have been prepared, the Underwriters shall have been given a reasonable opportunity to comment thereon as provided in Section 5(b) hereof, and copies thereof shall have been delivered to the Underwriters reasonably in advance of such Closing Date.

(h)                                 No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of such Closing Date, prevent the issuance or sale of the Units; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of such Closing Date which would prevent the issuance or sale of the Units.

(i)                                     Between the Execution Time and the Closing Date or any settlement date, as the case may be, there shall not have been (i) any increase or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the TEPPCO Entities taken as a whole, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Units as contemplated by the Registration Statement and the Prospectus.

(j)                                     The NYSE shall have approved the Units for listing, subject only to official notice of issuance.

(k)                                  At the Execution Time, the Partnership shall have furnished to the Representatives a Lock-up Letter substantially in the form of Exhibit D hereto from each officer and director of the General Partner  addressed to the Representatives.

(l)                                     Prior to the Closing Date, the Partnership shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

(m)                               Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Partnership’s or TE Products debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives.  Notice of such cancellation shall be given to the Partnership in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 6 shall be delivered at the office of Vinson & Elkins LLP, counsel for the Underwriters, at 2300 First City Tower, 1001 Fannin Street, Suite 5100, Houston, Texas 77002, on the Closing Date.

7.                                       Reimbursement of Underwriters’ Expenses.    If the sale of the Units provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Partnership to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Partnership will reimburse the Underwriters through the Representatives on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Units.

8.                                       Indemnification and Contribution.    (a) The Partnership agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities (including, but not limited to, the reasonable cost of investigation, legal representation and other expenses incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Units as originally filed or in any amendment thereof; (ii) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, any Preliminary Final Prospectus, or the Prospectus or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements, in the light in which they were made, not misleading; provided, however, that the Partnership will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of any Underwriter through the Representatives specifically for inclusion therein; or (iii) any untrue statement or alleged untrue statement made by the Partnership in Section 1 hereof or the failure by the Partnership to perform when and as required any agreement or covenant contained herein, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided by the Partnership or based upon written information furnished by or with the consent of the Partnership including, without limitation, slides, videos, films or tape recordings used in connection with the marketing of the Units; provided, however, that the indemnity agreement contained in this subsection (a) with respect to any Preliminary Final Prospectus or Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, damage, expense, liability or claim purchased the Units which is the subject thereof if the Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such Units to such person, unless the failure is the result of noncompliance by the Partnership with paragraph (d) of Section 5 hereof. This indemnity agreement will be in addition to any liability which the Partnership may otherwise have.

The Partnership shall not be liable for any settlement of any claim, action, suit or proceeding effected without its written consent but if settled with the written consent of the General Partner, the Partnership agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by subsection (c) below, then the indemnifying party agrees that it shall be liable for any settlement of any such claim, action, suit or proceeding effected without its written consent if (i) such settlement is entered into more than sixty (60) business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least thirty (30) days’ prior notice of its intention to settle.  An indemnifying party will not, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld, conditioned or delayed), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

(b)                                 Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Partnership, the directors of the General Partner, the respective officers of the General Partner who sign the Registration Statement, and each person who controls the Partnership within the meaning of either the Securities Act or the Exchange Act, and the successors and assigns of the foregoing persons, to the same extent as the foregoing indemnity from the Partnership to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Partnership by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity.  This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.  The Partnership acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Units and, under the heading “Underwriting”, (i) the list of Underwriters and their respective participation in the sale of the Units, (ii) the sentences related to concessions and reallowances and (iii) the paragraphs related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Final Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Final Prospectus or the Prospectus.

No Underwriter shall be liable for any settlement of any claim, action, suit or proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Partnership and any such person from and against any loss or liability by reason of such settlement.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated in subsection (c) below, then the indemnifying party agrees that it shall be liable for any settlement of any such claim, action, suit or proceeding effected without its written consent if (i) such settlement is entered into more than sixty (60) business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least thirty (30) days’ prior notice of its intention to settle.  An indemnifying party will not, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld, conditioned or delayed), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

(c)                                  Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above.  The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party.  Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ one separate counsel (in addition to local counsel), and the indemnifying party shall bear the fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.

(d)                                 In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Partnership and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which the Partnership and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Partnership on the one hand and by the Underwriters on the other from the offering of the Units; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Units) be responsible for any amount in excess of the underwriting discount or commission applicable to the Units purchased by such Underwriter hereunder.  If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Partnership and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Partnership on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations.  Benefits received by the Partnership shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth on the cover page of the Prospectus.  Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Partnership on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The Partnership and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above.  Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Partnership within the meaning of either the Securities Act or the Exchange Act, each officer of the General Partner who shall have signed the Registration Statement and each director of the General Partner shall have the same rights to contribution as the Partnership, subject in each case to the applicable terms and conditions of this paragraph (d).

9.                                       Default by an Underwriter.    If any one or more Underwriters shall fail to purchase and pay for any of the Units agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the number of Units set forth opposite their names in Schedule I hereto bears to the aggregate number of Units set forth opposite the names of all the remaining Underwriters) the Units which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate number of Units which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate number of Units set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Units, and if such nondefaulting Underwriters do not purchase all the Units, this Agreement will terminate without liability to any nondefaulting Underwriter or the Partnership.  In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected.  Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Partnership and any nondefaulting Underwriter for damages occasioned by its default hereunder.

10.                                 Termination.    This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Partnership prior to delivery of and payment for the Units, if (x) since the Execution Time or the earlier respective dates as of which information is given in the Registration Statement and the Prospectus, there has been any material adverse change in the business, properties, management, financial condition or results of operations of the TEPPCO Entities or their subsidiaries taken as a whole, which would, in your judgment or in the judgment of such group of Underwriters, make it impracticable or inadvisable to market the Units on the terms and in the manner contemplated in the Registration Statement and the Prospectus or (y) since the Execution Time: (i) trading in the Partnership’s Common Units shall have been suspended by the Commission or the NYSE or limited or minimum prices shall have been established in respect of the Partnership’s Common Units on any such Exchange, (ii) trading in securities generally on the NYSE shall have been suspended or limited or minimum prices shall have been established on such Exchange, (iii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Units as contemplated by the Prospectus (exclusive of any supplement thereto), or (z) since the Execution Time, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of (i) any intended or potential downgrading or (ii) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Partnership or any of its subsidiaries by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Securities Act.

11.                                 Representations and Indemnities to Survive.    The respective agreements, representations, warranties, indemnities and other statements of the Partnership or the General Partner’s respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Partnership or any of the General Partner’s respective officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Units.  The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12.                                 Notices.    All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to Citigroup Global Markets Inc., Attention: General Counsel, Fax (212) 816-7912, with a copy, in the case of any notice pursuant to Section 8(c), to the Office of the General Counsel, Citigroup Global Markets Inc., 388 Greenwich Street, New York, NY 10013 and to UBS Securities LLC, Attn: Syndicate Department, with a copy, in the case of any notice pursuant to Section 8(c), to Syndicate Department, UBS Securities LLC, 229 Park Avenue, New York NY 10171; or, if sent to the Partnership, will be mailed, delivered or telefaxed to (713) 759-3957, and confirmed to it at TEPPCO Partners, L.P., 2929 Allen Parkway, P.O. Box 2521, Houston, Texas 77252, with a copy (which shall not constitute notice) to John A. Watson, Esq., Fulbright & Jaworski, L.L.P., 1301 McKinney, Suite 5100, Houston, Texas 77010.

13.                                 Successors.    This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

14.                                 Applicable Law.    This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

15.                                 Counterparts.    This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

16.                                 Headings.    The section headings used herein are for convenience only and shall not affect the construction hereof.

17.                                 Definitions.    The terms which follow, when used in this Agreement, shall have the meanings indicated.

 “Base Prospectus” shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date including any Preliminary Final Prospectus.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Commission” shall mean the Securities and Exchange Commission.

“Effective Date” shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“Preliminary Final Prospectus” shall mean any preliminary prospectus supplement to the Base Prospectus which describes the Units and the offering thereof and is used prior to filing of the Prospectus, together with the Base Prospectus.

“Prospectus” shall mean the prospectus supplement relating to the Units that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus.

“Registration Statement” shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be.  Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

“Rule 415”, “Rule 424”, “Rule 430A” and “Rule 462” refer to such rules under the Act.

“Rule 430A Information” shall mean information with respect to the Units and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

“Rule 462(b) Registration Statement” shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

18.                                 Submission to Jurisdiction.  Except as set forth below, no claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”) may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Partnership consents to the jurisdiction of such courts and personal service with respect thereto.  The Partnership hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against the Representatives or any indemnified party.  Both the Representatives and the Partnership (on its behalf and, to the extent permitted by applicable law, on behalf of its holders and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.  The Partnership agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Partnership and may be enforced in any other courts in the jurisdiction of which the Partnership is or may be subject, by suit upon such judgment.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Partnership and the several Underwriters.

Very truly yours,

TEPPCO PARTNERS, L.P.

By:	TEXAS EASTERN PRODUCTS PIPELINE
COMPANY, LLC, its General Partner

By:
	Name:	Charles H. Leonard
	Title:	Senior Vice President and Chief
Financial Officer

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written, on behalf of each of
the Representatives and the Underwriters named
in Schedule I.

CITIGROUP GLOBAL MARKETS INC.

By:	Citigroup Global Markets Inc.

By:
Name:
Title:

UBS SECURITIES LLC

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE I

Underwriters	Number of Firm Units to be Purchased

Citigroup Global Markets Inc	1,626,800
UBS Securities LLC	1,626,800
Lehman Brothers Inc	813,300
A.G. Edwards & Sons, Inc	650,600
Sanders Morris Harris Inc	650,600
Wachovia Capital Markets, LLC	650,600
KeyBanc Capital Markets, a Division of McDonald Investments Inc	81,300

Total	6,100,000

SCHEDULE II

SIGNIFICANT SUBSIDIARIES

TE Products Pipeline Company, Limited Partnership

TEPPCO Midstream Companies, L.P.

TCTM, L.P.

Jonah Gas Gathering Company

Val Verde Gas Gathering Company, L.P.

SCHEDULE III

PERSONS SUBJECT TO LOCK-UP AGREEMENTS

Barbara A. Carroll

J. Michael Cockrell

John N. Goodpasture

Thomas R. Harper

Charles H. Leonard

Leonard W. Mallett

Barry R. Pearl

Stephen W. Russell

James C. Ruth

Ralph S. Cunningham

Lee W. Marshall, Sr.

Murray H. Hutchison

Michael B. Bracy

C. Bruce Shaffer

EXHIBIT A

Form of Opinion of Fulbright & Jaworski L.L.P.

1.                                       Each of the Partnership, the Operating Partnerships, TEPPCO Crude Pipeline, L.P., TEPPCO Seaway, L.P., TEPPCO Crude Oil, L.P., Val Verde and Chaparral Pipeline Company, L.P. has been duly formed and is validly existing as a limited partnership in good standing under the Delaware LP Act, with limited partnership, power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and, with respect to the Partnership, to perform its obligations pursuant to the Underwriting Agreement and to issue, sell and deliver the Units as contemplated by the Underwriting Agreement.

2.                                       The General Partner has been duly formed and is validly existing as a limited liability company in good standing under the Delaware LLC Act, with limited liability company power and authority to own, lease and operate its properties, to conduct its business and to act as the general partner of the Partnership, in each case, as described in the Registration Statement and Prospectus.

3.                                       All of the member interests of the General Partner are duly authorized, validly issued and nonassessable (except as provided in the Delaware LLC Act) and are owned of record and, to such counsel’s knowledge, beneficially, by DFI GP Holdings L.P. (“DFI”), free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names DFI as debtor or (B) to such counsel’s knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

4.                                       TEPPCO GP has been duly incorporated and is validly existing as a corporation in good standing under the DGCL, with corporate power and authority to own, lease and operate its properties, to conduct its business and to act as the general partner of each of the Operating Partnerships, in each case as described in the Registration Statement and the Prospectus.

5.                                       Each of the General Partner, the Partnership, TE Products, TEPPCO Midstream, TCTM, Chaparral Pipeline Company, L.P., Val Verde, TEPPCO Crude Oil, L.P., TEPPCO Crude Pipeline, L.P. and TEPPCO Seaway, L.P. have been duly qualified to do business as a foreign limited partnership, limited liability company, or corporation, as the case may be, and is in good standing in the state of Texas.

6.                                       The General Partner is the sole general partner of the Partnership with a general partner interest in the Partnership of 1.999999%; such general partner interest is duly authorized by the Partnership Agreement and is validly issued.  The General Partner owns of record and, to such counsel’s knowledge, beneficially owns, such general partner interest, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the Uniform Commercial Code (“UCC”) in the Office of the Secretary of State of the State of Delaware and that names the General Partner as debtor or (B) to such counsel’s knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

7.                                       TEPPCO GP is the sole general partner of each of the Operating Partnerships with a general partner interest in each of the Operating Partnerships of 0.001%; such general partner interests are duly authorized by the Operating Partnership Agreements, as the case may be, and are validly issued.  TEPPCO GP owns of record and, to such counsel’s knowledge, beneficially owns, such general partner interests, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TEPPCO GP as debtor or (B) to such counsel’s knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

8.                                       The Partnership is the sole limited partner of each of the Operating Partnerships with a limited partner interest in each of the Operating Partnerships of 99.999%; such limited partner interests are duly authorized by the Operating Partnership Agreements and are validly issued and non-assessable (except as provided in the Delaware LP Act). The Partnership owns of record and, to such counsel’s knowledge, beneficially owns, such limited partner interests in the Operating Partnerships, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names the Partnership as debtor or (B) to such counsel’s knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

9.                                       All of the capital stock of TEPPCO GP is duly authorized, validly issued and nonassessable and is owned of record and, to such counsel’s knowledge, beneficially, by the Partnership, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names the Partnership as debtor or (B) to such counsel’s knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

10.                                 TEPPCO NGL is the sole general partner of Val Verde with a general partner interest in Val Verde of 0.001%; such general partner interest is duly authorized by the agreement of limited partnership of Val Verde, (the “Val Verde Partnership Agreement”) and is validly issued.  TEPPCO NGL owns of record and, to such counsel’s knowledge, beneficially owns, such general partner interests, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TEPPCO NGL as debtor or (B) to such counsel’s knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

11.                                 TEPPCO Midstream is the sole limited partner of Val Verde with a limited partner interest of 99.999%; such limited partner interest is duly authorized by the Val Verde Partnership Agreement and is validly issued and non-assessable (except as provided in the Delaware LP Act).  TEPPCO Midstream owns of record and, to such counsel’s knowledge, beneficially owns, such limited partner interests in Val Verde, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TEPPCO Midstream as debtor or (B) to such counsel’s knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

12.                                 All of the general partner interests of each of the TCTM Subsidiary Partnerships are duly authorized, validly issued and owned of record and, to such counsel’s knowledge, beneficially, by TEPPCO Crude GP, LLC, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TEPPCO Crude GP, LLC as debtor or (B) to such counsel’s knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

13.                                 All of the limited partner interests of each of the TCTM Subsidiary Partnerships are duly authorized, validly issued and nonassessable (except as provided in the Delaware LP Act), and are owned of record and, to such counsel’s knowledge, beneficially, by TCTM (or, with respect to Lubrication Services, L.P., by TEPPCO Crude Oil, L.P. and with respect to TEPPCO Seaway, L.P., by TEPPCO Crude Pipeline, L.P.), free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names such respective limited partner as debtor or (B) to such counsel’s knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

14.                                 All of the general partner interests of each of the Midstream Subsidiary Partnerships are duly authorized, validly issued and owned of record and, to such counsel’s knowledge, beneficially, by TEPPCO NGL, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TEPPCO NGL as debtor or (B) to such counsel’s knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

15.                                 All of the limited partner interests of each of the Midstream Subsidiary Partnerships are duly authorized, validly issued and nonassessable (except as provided in the Delaware LP Act), and are owned of record and, to such counsel’s knowledge, beneficially, by TEPPCO Midstream, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TEPPCO Midstream as debtor or (B) to such counsel’s knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

16.                                 All of the member interests of TEPPCO Colorado, LLC are duly authorized, validly issued and nonassessable (except as provided in the Delaware LLC Act) and are owned of record and, to such counsel’s knowledge, beneficially, by TEPPCO Midstream, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TEPPCO Midstream as debtor or (B) to such counsel’s knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

17.                                 All of the member interests of TEPPCO NGL are duly authorized, validly issued and nonassessable (except as provided in the Delaware LLC Act) and are owned of record and, to such counsel’s knowledge, beneficially, by TEPPCO Midstream, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TEPPCO Midstream as debtor or (B) to such counsel’s knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

18.                                 All of the member interests of TEPPCO Crude GP, LLC are duly authorized, validly issued and nonassessable (except as provided in the Delaware LLC Act) and are owned of record and, to such counsel’s knowledge, beneficially, by TCTM, free and clear of (A) any security interest that is perfected solely by the filing of a financing statement under the UCC in the Office of the Secretary of State of the State of Delaware and that names TCTM as debtor or (B) to such counsel’s knowledge, any other security interest, lien, encumbrance, right to purchase or adverse claim.

19.                                 The Underwriting Agreement has been duly authorized, executed and delivered by the Partnership.

20.                                 The Units have been duly authorized by the board of directors of the General Partner and the Partnership Agreement on behalf of the Partnership and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and nonassessable (except as provided in the Delaware LP Act), and free of any preemptive or, to the knowledge of such counsel, similar rights that entitle or will entitle any person to acquire any partnership interest in the Partnership upon the issuance thereof by the Partnership.

21.                                 To such counsel’s knowledge, the Partnership’s authorized and outstanding Common Units are as set forth in the Prospectus; and, except as set forth in the Prospectus, to such counsel’s knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, partnership interests or ownership interests in the Partnership are outstanding, other than options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, partnership interests or ownership interests in the Partnership included or described in the Partnership Agreement or any employee or non-employee director option plans, employment agreements and other employment arrangements to which the Partnership, the General Partner or their affiliates are party with respect to the Partnership.

22.                                 The Common Units conform in all material respects as to legal matters to the description thereof set forth under the captions “Cash Distributions” and “Tax Considerations” in the Prospectus.

23.                                 The form of certificates for the Units conforms in all material respects to the requirements of the Partnership Agreement.

24.                                 The Registration Statement and all post-effective amendments, if any, have become effective under the Securities Act and, to such counsel’s knowledge, no stop order proceedings with respect thereto are pending or threatened under the Securities Act; and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Securities Act has been made in the manner and within the time period required by such Rule 424.

25.                                 Each of the Partnership Agreement, the Operating Partnership Agreements and the Val Verde Partnership Agreement has been duly authorized, executed and delivered by the parties thereto and is a valid and legally binding agreement of the parties thereto, enforceable against the parties thereto in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general principles of equity and to the extent that rights to indemnity and contribution under the Partnership Agreement, the Operating Partnership Agreements and the Val Verde Partnership Agreement may be limited by federal or state securities laws or the public policy underlying such laws.

26.                                 Neither the offer, sale or delivery of the Units by the Partnership, the execution, delivery or performance of the Underwriting Agreement, nor performance by the Partnership of its obligations under the Underwriting Agreement constitutes or will constitute a breach of, or a default under, any license, agreement, indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, any lease, contract or other agreement or instrument to which any of the TEPPCO Entities or any of their subsidiaries is a party or by that any of them or any of their respective properties is bound or affected, in each case which has been filed with or incorporated by reference in the Registration Statement, or will result in the creation or imposition of any lien, charge or encumbrance under the terms thereof upon any property or assets of any of the TEPPCO Entities, nor will any such action result in any violation of (a) the partnership agreement, member agreement or other organization documents of any of the TEPPCO Entities or any of their subsidiaries, as the case may be, (b) any statutory law, regulation, rule or ruling (assuming compliance with all applicable state securities and blue sky laws), (c) any judgment, injunction, order or decree of any court, governmental agency or arbitrator that is known to such counsel as applicable to any of the TEPPCO Entities, any of their subsidiaries or any of their respective properties, or (d) any provision of any license, indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which any of the TEPPCO Entities or any of their subsidiaries is a party or by which any of them or their respective properties may be bound or affected, which in each case is either (i) filed or incorporated by reference as exhibits to the Partnership’s most recently filed Annual Report on Form 10-K, Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, or Current Report on Form 8-K of the Partnership filed with the Commission after December 31, 2004 or (ii) is identified in a certificate (a copy of which has been furnished to the Underwriters or the Underwriters’ counsel) from an authorized officer of the General Partner as material to the business, operations or properties of the Partnership and its subsidiaries, taken as a whole.

27.                                 To such counsel’s knowledge, no holder of any interest in or security of the Partnership or any other person has any right to require registration of Units or any other partnership interest or other security of the Partnership because of the filing of the Registration Statement or consummation of the transactions contemplated by the Underwriting Agreement.

28.                                 No approval, authorization, consent, waiver, notice or order of or filing with, or other action by, any court or governmental authority is required to be obtained or made by the Partnership or General Partner by any material statutory law or regulation applicable to it as a condition to the execution and delivery by the Partnership of the Underwriting Agreement, the performance by the Partnership of its obligations under the Underwriting Agreement or the issuance or sale of the Units by the Partnership as contemplated by the Underwriting Agreement, the Prospectus and any supplement thereto, other than registration of the Units under the Securities Act (except we express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Units are being offered by the Underwriters).

29.                                 The Registration Statement and the Prospectus any supplements or amendments thereto (except as to the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the respective rules thereunder.

30.                                 The documents incorporated by reference in the Registration Statement and Prospectus when they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) with the Commission, appear on their face to have been appropriately responsive in all material respects with the requirements of the Exchange Act (except as to the financial statements and the notes thereto and schedules and other financial data contained or incorporated by reference therein, as to which such counsel need express no opinion).

31.                                 Neither the TEPPCO Entities nor any of their subsidiaries is, or will be upon consummation of the transactions contemplated by the Underwriting Agreement, an “investment company,” or a “promoter” or “principal underwriter” for, a “registered investment company,” as such terms are defined in the Investment Company Act of 1940, as amended, or a “public utility company” or a “holding company,” or a “subsidiary company” of a “holding company,” or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company,” as such terms are defined in the Public Utility Holding Company Act of 1935, as amended; none of the Partnership and the TEPPCO Entities is subject to regulation under the Public Utility Holding Company Act of 1935, as amended.

32.                                 (32)                            To such counsel’s knowledge, there are no affiliate transactions, off-balance sheet transactions, contracts, licenses, agreements, leases or documents of a character that are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Registration Statement or Prospectus (or any amendment or supplement thereto) that have not been so filed, summarized or described.

33.                                 The Units are duly authorized for listing, subject only to official notice of issuance, on the New York Stock Exchange.

Such counsel shall state that although it has not undertaken, except as otherwise indicated in such counsel’s opinion, to determine independently, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of any of the statements in the Registration Statement (except as and to the extent stated in paragraphs 22 and 29 above) or any documents incorporated therein, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof (including review and discussion of the contents of all documents incorporated by reference therein) with officers and representatives of the General Partner, representatives of the independent public accountants of the Partnership and representatives of and counsel for the Underwriters, and based upon this participation, no information has come to such counsel’s attention that has caused such counsel to believe that the Registration Statement (including the documents incorporated by reference therein at the time the Registration Statement became effective and as of the signing of this Underwriting Agreement), or the Prospectus, as of its date and as of the applicable time of purchase, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the applicable time of purchase, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (such counsel need not express any opinion with respect to the financial statements and the notes thereto and the schedules and other financial data included in the Registration Statement or the Prospectus or any documents incorporated by reference therein).

EXHIBIT B

Form of Opinions of James C. Ruth, General Counsel to the General Partner

1.                                       Jonah has been duly formed and is validly existing in good standing as a general partnership under the Wyoming Uniform Partnership Act.  All of the general partner interests of Jonah are duly authorized and are beneficially owned by TEPPCO GP and TEPPCO Midstream free and clear of any security interest, lien, encumbrance, right to purchase or other claim, except as disclosed in the Prospectus or as provided in the agreement of partnership of Jonah or pursuant to the Wyoming Uniform Partnership Act  (A) in respect of which a financing statement under the Uniform Commercial Code (“UCC”) has been filed in the State of Wyoming naming TEPPCO GP or TEPPCO Midstream as debtor is on file in the offices of the Secretary of State of the State of Wyoming or (B) otherwise known to such counsel.

2.                                       To such counsel’s knowledge, there are no actions, suits, claims, investigations or proceedings pending or threatened or contemplated to which any of the TEPPCO Entities or any of their subsidiaries is subject or of which any of their respective properties is subject at law or in equity or before or, by any Federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) but are not so described.

3.                                       To such counsel’s knowledge, none of the TEPPCO Entities nor any of their subsidiaries is in violation of its partnership agreement, member agreement or other organizational documents, or is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under), any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which any of the TEPPCO Entities or any of their subsidiaries is a party or by which any of them or their respective properties may be bound or affected or under any Federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to any of the TEPPCO Entities or any of their subsidiaries, except where such violation, breach or default would not, individually or in the aggregate, have a Material Adverse Effect.

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EXHIBIT C

Form of Comfort Letter

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EXHIBIT D

[Form of Lock-Up Agreement]

[Letterhead of officer, director or major unitholder of
General Partner]

TEPPCO Partners, L.P.
Public Offering of Common Units

May     , 2005

Citigroup Global Markets Inc.

UBS Securities LLC

As Representatives of the several Underwriters,
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York  10013

c/o UBS Securities LLC

229 Park Avenue

New York, New York 10171-0026

Ladies and Gentlemen:

This letter is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”), between TEPPCO Partners L.P., a Delaware limited partnership (the “Partnership”), Texas Eastern Products Pipeline Company, LLC, a Delaware limited liability company (the “General Partner”), and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of common units, each representing a limited partner interest in the Partnership (“Common Units”).

In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Citigroup Global Markets Inc. and UBS Securities LLC, offer, sell, contract to sell, pledge or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, in the filing of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any Common Units of the Partnership or any securities convertible into, or exercisable

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or exchangeable for such Common Units, or publicly announce an intention to effect any such transaction, for a period of  60 days after the date of the Underwriting Agreement, other than (i) Common Units disposed of as bona fide gifts and (ii) transfers to any trust for the direct or indirect benefit of each person or the immediate family; provided that it shall be a condition to any such gift or transfer that the transferee/donee agrees to be bound by the terms of the lock-up letter agreement to the same extent as if the transferee/donee were a party hereto.

“Immediate family” shall mean the undersigned’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, former spouses, siblings, nieces, nephews, mother-in-law, father-in-law, sons-in-law, daughters-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

Yours very truly,

[Signature of officer, director or major unitholder]

[Name and address of officer, director or
major unitholder]

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